ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2018
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

10.  ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

	As of December 31,
	2017	2018
Payable for business acquisitions	118	39
Liabilites related to customer loyalty program	138	154
Payable to noncontrolling interest holders	87	107
Payable to franchisees	418	698
Other payables	264	351
Accrued rental, utilities and other accrued expenses	174	187
Deferred rent, current	50	71
Total	1,249	1,607

From time to time, the Group receives cash advances from noncontrolling interest holders of hotels that are not wholly owned by the Group. Such advances are non-interest bearing and are payable within one year. Payable to franchisees mainly represents room charges received on behalf of franchisees and are payable within one year.